Exhibit 10.6

EXECUTION VERSION

FIRST AMENDMENT

First Amendment, dated as of March 1, 2013 (this “Amendment”), to the Credit Agreement dated as of April 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FEDEX CORPORATION (the “Borrower”), the several lenders from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents party thereto. J.P. MORGAN SECURITIES LLC and CITIGROUP GLOBAL MARKETS INC. are acting as joint lead arrangers and joint bookrunners in connection with this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, and the Borrower has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 9.01 of the Credit Agreement, each affected Lender and the Administrative Agent are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by:

(a)	inserting the following new definition in the appropriate alphabetical order:

““First Amendment Effective Date” means March 1, 2013.”

(b)	deleting the reference to “April 26, 2016” in the definition of “Maturity Date” and inserting in lieu thereof “March 1, 2018”;

(c)	deleting the table in the definition of “Pricing Grid” and inserting in lieu thereof the following table:

		Applicable Rate	Applicable Rate	Commitment Fee
Level	Index Debt Ratings	(Eurodollar Loan)	(ABR Loan)	Rate

Level 1	≥ A from S&P or ≥ A2 from Moody’s	0.750%	0.00%	0.080%

Level 2	A- from S&P or A3 from Moody’s	0.875%	0.00%	0.100%

Level 3	BBB+ from S&P or Baa1 from Moody’s	1.00%	0.00%	0.125%

Level 4	BBB from S&P or Baa2 from Moody’s	1.25%	0.25%	0.150%

Level 5	≤ BBB- from S&P and ≤ Baa3 from Moody’s	1.50%	0.50%	0.225%

SECTION 3. Amendments to Section 3.07 (Subsidiaries). Section 3.07 of the Credit Agreement is hereby amended by inserting the phrase “as of the First Amendment Effective Date” immediately prior to the comma in the first sentence thereof.

SECTION 4. Amendments to Schedules.

(a) Schedule 2.01 to the Credit Agreement (Lenders and Commitments) is hereby amended in its entirety as set forth in Exhibit A hereto (and the Lenders hereby waive the requirements of Section 2.06 of the Credit Agreement to the extent necessary to reflect the changes to the Commitments set forth in Exhibit A hereto).

(b) Schedule 3.06 to the Credit Agreement (Disclosed Matters) is hereby amended in its entirety as set forth in Exhibit B hereto.

(c) Schedule 3.07 to the Credit Agreement (Significant Subsidiaries) is hereby amended in its entirety as set forth in Exhibit C hereto.

SECTION 5. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms and reaffirms that, after giving effect to this Amendment, (i) each of the representations and warranties set forth in Article III of the Credit Agreement are true and correct on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing.

SECTION 6. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and each Lender either a counterpart of this Amendment signed on behalf of such party or written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received an Acknowledgement and Consent substantially in the form attached hereto as Exhibit D, executed and delivered by each Guarantor.

(c) The Administrative Agent and the Lenders shall have received a written opinion from counsel to the Borrower, substantially in the form of Exhibit D to the Credit Agreement.

(d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and the domestic Significant Subsidiaries and the authorization of this Amendment and the transactions hereunder, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(e) The Administrative Agent shall have received a certificate, dated as of the First Amendment Effective Date and signed by the President, Chief Executive Officer, or a Financial Officer of the Borrower, stating that (a) immediately after giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the First Amendment Effective Date (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date) and (b) as of the First Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(f) Since May 31, 2012, there has been no change in the business, property, financial condition or results of operations of the Borrower and its consolidated Subsidiaries taken as a whole which would reasonably be expected to have a Material Adverse Effect, and the Administrative Agent shall have received a written representation and warranty to such effect by the Borrower as of the First Amendment Effective Date.

(g) The Administrative Agent shall have received all fees required to be paid hereunder or under the Credit Agreement on or prior to the First Amendment Effective Date and all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under the Credit Agreement for which invoices have been presented to Borrower.

(h) The Administrative Agent shall have received all documentation and other information with respect to the Borrower and the Guarantors as required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act.

(i) No Loans shall be outstanding on the First Amendment Effective Date and all accrued interest and fees outstanding under the Credit Agreement on the First Amendment Effective Date shall have been paid by the Borrower to the Administrative Agent.

SECTION 7. Continuing Effect; No Other Amendments or Consents.

(a) Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Borrower agrees with respect to each Loan Document to which it is a party that all of its obligations and liabilities under such Loan Document shall remain in full force and effect on a continuous basis in accordance with the terms and conditions of such Loan Document after giving effect to this Amendment.

(c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 8. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment, and any other documents prepared in connection herewith and the consummation and administration of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent as separately agreed by the Administrative Agent and the Borrower.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g., “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FEDEX CORPORATION, as Borrower

By:	/s/ Michael C. Lenz
	Name:	Michael C. Lenz
	Title:	Corporate Vice President and Treasurer

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Aized Rabbani
	Name:	Aized Rabbani
	Title:	Executive Director

Signature Page to First Amendment

Bank of America, N.A., as a Lender

By:	/s/ Christopher M. Wozniak
Name:	Christopher M. Wozniak
Title:	Vice President

Signature Page to First Amendment

CITIBANK, N.A. as a Lender

By:	/s/ Thomas J. Hollahan
Name:	Thomas J. Hollahan
Title:	Managing Director and Vice President

Signature Page to First Amendment

The Bank of Nova Scotia, as a Lender

By:	/s/ Justin Perdue
Name:	Justin Perdue
Title:	Director

Signature Page to First Amendment

BNP Paribas, as a Lender

By:	/s/ Andrew Strait
Name:	Andrew Strait
Title:	Managing Director

By:	/s/ Todd Grossnickle
Name:	Todd Grossnickle
Title:	Vice President

Signature Page to First Amendment

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

Signature Page to First Amendment

Goldman Sachs Bank USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

Signature Page to First Amendment

MIZUHO CORPORATE BANK (USA),

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Senior Vice President

Signature Page to First Amendment

Regions Bank as a Lender

By:	/s/ Bryan W. Ford
Name:	Bryan W. Ford
Title:	Senior Vice President

Signature Page to First Amendment

SunTrust Bank, as a Lender

By:	/s/ Chris Hursey
Name:	Chris Hursey
Title:	Vice President

Signature Page to First Amendment

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Reginald M. Goldsmith III
Name:	Reginald M. Goldsmith III
Title:	Managing Director

Signature Page to First Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Director

Signature Page to First Amendment

The Bank of New York Mellon, as a Lender

By:	/s/ Jeffrey Dears
Name:	Jeffrey Dears
Title:	Vice President

Signature Page to First Amendment

LENDER:

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Matthew Havens
Name:	Matthew Havens
Title:	Vice President

By:	/s/ Diane Pockaj
Name:	Diane Pockaj
Title:	Managing Director

[Signature Page to the First Amendment in favor of FedEx Corporation]

Fifth Third Bank, an Ohio Banking Corporation, as a Lender

By:	/s/ Lisa R. Cook
Name:	Lisa R. Cook
Title:	Vice President

Signature Page to First Amendment

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick D. Mueller
Name:	Patrick D. Mueller
Title:	Director

Signature Page to First Amendment

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Vice President

Signature Page to First Amendment

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to First Amendment

PNC Bank, National Association, as a Lender

By:	/s/ Mary Ann Amshoff
Name:	Mary Ann Amshoff
Title:	Vice President

Signature Page to First Amendment

SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Shuji Yabe
Name:	Shuji Yabe
Title:	Managing Director

Signature Page to First Amendment

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Edward B. Hanson
Name:	Edward B. Hanson
Title:	Vice President

Signature Page to First Amendment

First Tennessee Bank National Association, as a Lender

By:	/s/ Sharon Shipley
Name:	Sharon Shipley
Title:	Vice President

Signature Page to First Amendment

KBC Bank NV, as a Lender

By:	/s/ Katherine S. McCarthy
Name:	Katherine S. McCarthy
Title:	Director

By:	/s/ Susan M. Silver
Name:	Susan M. Silver
Title:	Managing Director

Signature Page to First Amendment

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director
Capital Markets

By:	/s/ Robert K. Reddington
Name:	Robert K. Reddington
Title:	Credit Documentation Manager
Credit Documentation Unit, WB Legal-Americas

Signature Page to First Amendment

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Juan G. Sierra
Name:	Juan G. Sierra
Title:	Vice President

Signature Page to First Amendment

Exhibit A

SCHEDULE 2.01

Lenders and Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$92,000,000
Bank of America, N.A.	$72,000,000
Citibank, N.A.	$92,000,000
The Bank of Nova Scotia	$72,000,000
BNP Paribas	$47,000,000
Deutsche Bank AG New York Branch	$42,000,000
Goldman Sachs Bank USA	$70,000,000
Mizuho Corporate Bank (USA)	$37,000,000
Regions Bank	$42,000,000
SunTrust Bank	$47,000,000
Wells Fargo Bank, N.A.	$37,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000
The Bank of New York Mellon	$25,000,000
Commerzbank AG	$25,000,000
Fifth Third Bank	$25,000,000
HSBC Bank USA, National Association	$25,000,000
Keybank National Association	$25,000,000
Morgan Stanley Bank, N.A.	$45,000,000
PNC Bank, National Association	$25,000,000

Sumitomo Mitsui Banking Corporation	$25,000,000
US Bank National Association	$25,000,000
First Tennessee Bank National Association	$20,000,000
KBC Bank	$20,000,000
Standard Chartered Bank	$20,000,000
State Street Bank and Trust Company	$20,000,000
Total	$1,000,000,000

Exhibit B

SCHEDULE 3.06

Disclosed Matters

The matters described under Note 7 to the financial statements included in the Borrower’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2012, relevant excerpts of which are set forth below.

Independent Contractor — Lawsuits and State Administrative Proceedings. FedEx Ground is involved in numerous class-action lawsuits (including 30 that have been certified as class actions), individual lawsuits and state tax and other administrative proceedings that claim that the company’s owner-operators should be treated as employees, rather than independent contractors.

Most of the class-action lawsuits were consolidated for administration of the pre-trial proceedings by a single federal court, the U.S. District Court for the Northern District of Indiana. The multidistrict litigation court granted class certification in 28 cases and denied it in 14 cases. On December 13, 2010, the court entered an opinion and order addressing all outstanding motions for summary judgment on the status of the owner-operators (i.e., independent contractor vs. employee). In sum, the court has now ruled on our summary judgment motions and entered judgment in favor of FedEx Ground on all claims in 20 of the 28 multidistrict litigation cases that had been certified as class actions, finding that the owner-operators in those cases were contractors as a matter of the law of the following states: Alabama, Arizona, Georgia, Indiana, Kansas (the court previously dismissed without prejudice the nationwide class claim under the Employee Retirement Income Security Act of 1974 based on the plaintiffs’ failure to exhaust administrative remedies), Louisiana, Maryland, Minnesota, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, West Virginia and Wisconsin. The plaintiffs filed notices of appeal in all of these 20 cases. The Seventh Circuit heard the appeal in the Kansas case in January 2012 and, in July 2012, issued an opinion that did not make a determination with respect to the correctness of the district court’s decision and, instead, certified two questions to the Kansas Supreme Court related to the classification of the plaintiffs as independent contractors under the Kansas Wage Payment Act. The other 19 cases that are before the Seventh Circuit remain stayed pending a decision of the Kansas Supreme Court.

The multidistrict litigation court remanded the other eight certified class actions back to the district courts where they were originally filed because its summary judgment ruling did not completely dispose of all of the claims in those lawsuits. Specifically, in the five cases in Arkansas, California, Florida, and Oregon (two certified cases), the court’s ruling granted summary judgment in FedEx Ground’s favor on all of the certified claims but did not decide the uncertified claims. In the three cases filed in Kentucky, Nevada and New Hampshire, the court ruled in favor of FedEx Ground on some of the claims and against FedEx Ground on at least one claim. In May 2012, the Oregon district court dismissed the two Oregon cases, but in June 2012, the plaintiffs in both cases filed notices of appeal with the Ninth Circuit Court of Appeals. We settled the individual claims in the California case for an immaterial amount, and in November

2012, the plaintiffs filed notices of appeal as to the certified claims to the Ninth Circuit Court of Appeals. In June 2012, the Kentucky district court ruled in favor of FedEx Ground on certain of the plaintiffs’ claims, thereby reducing our potential exposure in the matter.

In January 2008, one of the contractor-model lawsuits that is not part of the multidistrict litigation, Anfinson v. FedEx Ground, was certified as a class action by a Washington state court. The plaintiffs in Anfinson represent a class of single-route, pickup-and-delivery owner-operators in Washington from December 21, 2001 through December 31, 2005 and allege that the class members should be reimbursed as employees for their uniform expenses and should receive overtime pay. In March 2009, a jury trial in the Anfinson case was held, and the jury returned a verdict in favor of FedEx Ground, finding that all 320 class members were independent contractors, not employees. The plaintiffs appealed the verdict. In December 2010, the Washington Court of Appeals reversed and remanded for further proceedings, including a new trial. We filed a motion to reconsider, and this motion was denied. In March 2011, we filed a discretionary appeal with the Washington Supreme Court, and in August 2011, that petition was granted. The Washington Supreme Court heard oral argument in February 2012. In July 2012, the Washington Supreme Court affirmed the Washington Court of Appeals’ reversal of the jury verdict and remanded the case to the trial court.

In August 2010, another one of the contractor-model lawsuits that is not part of the multidistrict litigation, Rascon v. FedEx Ground, was certified as a class action by a Colorado state court. The plaintiff in Rascon represents a class of single-route, pickup-and-delivery owner-operators in Colorado who drove vehicles weighing less than 10,001 pounds at any time from August 27, 2005 through the present. The lawsuit seeks unpaid overtime compensation, and related penalties and attorneys’ fees and costs, under Colorado law. Our applications for appeal challenging this class certification decision have been rejected. We settled this matter for an immaterial amount, subject to court approval, in June 2012.

In August 2012, another one of the contractor-model lawsuits that was not part of the multidistrict litigation, Scovil v. FedEx Ground, was certified as a class action by the federal district court in Maine. The court certified two state law claims seeking overtime and alleged illegal deductions; class notices were sent out to 143 potential class members; and three individuals opted out. The court also previously certified an opt-in class for the Fair Labor Standards Act claims, and 21 people opted into this class.

Other contractor-model cases that are not or are no longer part of the multidistrict litigation are in varying stages of litigation.

With respect to the state administrative proceedings relating to the classification of FedEx Ground’s owner-operators as independent contractors, during the second quarter of 2011, the attorney general in New York filed a lawsuit against FedEx Ground challenging the validity of the contractor model.

Adverse determinations in matters related to FedEx Ground’s independent contractors could, among other things, entitle certain of our contractors and their drivers to the reimbursement of certain expenses and to the benefit of wage-and-hour laws and result in employment and withholding tax and benefit liability for FedEx Ground, and could result in changes to the independent contractor status of FedEx Ground’s owner-operators in certain jurisdictions.

Other Matters. In August 2010, a third-party consultant who works with shipping customers to negotiate lower rates filed a lawsuit in federal district court in California against FedEx and United Parcel Service, Inc. (“UPS”) alleging violations of U.S. antitrust law. This matter was dismissed in May 2011, but the court granted the plaintiff permission to file an amended complaint, which FedEx received in June 2011. In November 2011, the court granted our motion to dismiss this complaint, but again allowed the plaintiff to file an amended complaint. The plaintiff filed a new complaint in December 2011, and the matter remains pending before the court. In February 2011, shortly after the initial lawsuit was filed, we received a demand for the production of information and documents in connection with a civil investigation by the U.S. Department of Justice (“DOJ”) into the policies and practices of FedEx and UPS for dealing with third-party consultants who work with shipping customers to negotiate lower rates. In November 2012, the DOJ served a civil investigative demand on the third-party consultant seeking all pleadings, depositions and documents produced in the lawsuit.

We have received requests for information from the DOJ in the Northern District of California in connection with a criminal investigation relating to the transportation of packages for online pharmacies that may have shipped pharmaceuticals in violation of federal law. We responded to grand jury subpoenas issued in June 2008 and August 2009 and to additional requests for information pursuant to those subpoenas, and we continue to respond and cooperate with the investigation.

Exhibit C

SCHEDULE 3.07

Significant Subsidiaries

Significant Subsidiary	Percent Ownership	Jurisdiction of Organization

Federal Express Corporation	100%	Delaware

Federal Express International, Inc.[1]	100%	Delaware

FedEx Ground Package System, Inc.	100%	Delaware

FedEx Corporate Services, Inc.	100%	Delaware

FedEx TechConnect, Inc.[2]	100%	Delaware

[1]	Federal Express International, Inc. is a direct wholly-owned subsidiary of Federal Express Corporation.
[2]	FedEx TechConnect, Inc. is a direct wholly-owned subsidiary of FedEx Corporate Services, Inc.

Exhibit D

Form of Acknowledgement and Consent

March 1, 2013

Reference is made to the Credit Agreement dated as of April 26, 2011 (as amended from time to time, the “Credit Agreement”), among others, FedEx Corporation, the Lenders and other parties thereto and JPMorgan Chase Bank, N.A., as administrative agent. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of March 1, 2013 (the “First Amendment”), to the Credit Agreement, and agrees with respect to each Loan Document to which it is a party that all of its obligations and liabilities under such Loan Document shall remain in full force and effect on a continuous basis in accordance with the terms and conditions of such Loan Document after giving effect to the First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

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